FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 28, 1997



                             EAGLE FINANCIAL CORP.
================================================================================
             (Exact name of registrant as specified in its charter)




          DELAWARE                   O-15311                   06-1194047
----------------------------   ------------------------  -----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                  Identification Number)



222 MAIN STREET, P.O. BOX 1157, BRISTOL CONNECTICUT               06010
------------------------------------------------------      --------------------
      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (860) 314-6400

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
---------------------

         Eagle Financial Corporation ("Eagle") and MidConn Bank ("MidConn") announced today the signing of a definitive merger agreement among MidConn Bank, Eagle Financial Corporation and Eagle Federal Savings Bank (the "Agreement"). As a result of the Agreement, Eagle, holding company for Eagle Federal Savings Bank, would acquire MidConn in a tax-free stock for stock exchange and merge MidConn into Eagle Federal Savings Bank. Under the terms of the Agreement, MidConn shareholders will receive 0.86 shares of Eagle common stock for each share of MidConn common stock they own. Under certain circumstances, MidConn has the right to terminate the Agreement if the price of Eagle common stock falls below $24.00 unless Eagle agrees to adjust the exchange ratio. The transaction is anticipated to be completed in May 1997 and will be accounted for using the pooling-of-interests method of accounting.

         In connection with the Agreement, MidConn has granted Eagle an option, exercisable under certain conditions, to purchase newly issued shares of MidConn common stock equal to 19.9% of the total common stock outstanding of MidConn.

         Completion of the merger is subject to approval by federal and state bank regulatory authorities and the shareholders of Eagle and MidConn, as well as other customary conditions.

         The Agreement (including exhibits thereto) and the Option Agreement are
attached  hereto  as  Exhibit  2.1  and  Exhibit  2.2,  respectively,   and  are
incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     (c)  Exhibits

               2.1 Agreement and Plan of Merger By and Among Eagle Financial Corp., Eagle Federal Savings Bank and MidConn Bank dated as of January 27, 1997.

               2.2 Option Agreement, dated as of January 27, 1997 between MidConn Bank and Eagle Financial Corporation

               99   Press Release dated January 28, 1997

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     EAGLE FINANCIAL CORP.



                                      By:  /s/Mark J. Blum
                                           ---------------------------------
                                           Mark J. Blum
                                           Vice President,
                                           Chief Financial Officer and Secretary





Date:  February 5, 1997

                                 EXHIBIT INDEX




     EXHIBIT                                 EXHIBIT
     NUMBER
                    ------------------------------------------------------------
     2.1 Agreement and Plan of Merger By and Among Eagle Financial Corp., Eagle Federal Savings Bank and MidConn Bank dated as of January 27, 1997.

     2.2 Option Ageement, dated as of January 27, 1997 between MidConn Bank and Eagle Financial Corporation.

     99             Press Release dated January 28, 1997